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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                Amendment No. 1
                                       to
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 25, 2001

                Date of Report (Date of earliest event recorded)

                               ----------------

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number: 1-10853

               North Carolina                                    56-0939887
          (State of Incorporation)                  (I.R.S. Employer Identification No.)


           200 West Second Street
        Winston-Salem, North Carolina                              27101
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

                               ----------------

                          This Form 8-K has 52 pages.

The purpose of this amendment to BB&T's Current Report on Form 8-K, originally filed on July 25, 2001, is to file the information reflected on p. 52, which was omitted from the original filing.

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ITEM 5. OTHER EVENTS

   On June 7, 2001, BB&T Corporation ("BB&T") completed its merger with Century South Banks, Inc. ("Century South") of Alpharetta, Georgia. To consummate the merger, Century South's shareholders received .93 shares of BB&T common stock in exchange for each share of Century South common stock held, resulting in the issuance of 12.7 million shares of BB&T common stock.

   The transaction was accounted for as a pooling of interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements) for the years ended December 31, 2000, 1999 and 1998, contained in BB&T's Current Report on Form 8-K filed on April 27, 2001, restated for the accounts of Century South, are included in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit                  Description
 -------                  -----------
   11      Computation of Earnings Per Share.        Filed herewith as Note R. of the "Notes
                                                      to Consolidated Financial Statements."

  23       Consent of Independent Public             Filed herewith on page 4.
            Accountants.

  99.1     Report of Independent Public              Filed herewith on page 5.
            Accountants.

  99.2     BB&T's restated audited financial         Filed herewith beginning on Page 7.
            statements and notes thereto, including
            the accounts of Century South.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T Corporation
                                              (Registrant)

                                                   /s/ Sherry A. Kellett
                                          By: _________________________________
                                                     Sherry A. Kellett
                                              Senior Executive Vice President
                                                 and Controller (Principal
                                                    Accounting Officer)
Date: July 25, 2001.

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